EXHIBIT 10.8








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Private and Confidential                                Execution Copy



                   Exclusive Equity Transfer Call Agreement

                                      among



                                    Feng Tao

                  Shanghai NewMargin Venture Capital Co., Ltd.

                       Shanghai T2 Entertainment Co., Ltd.

                                       and

                              T2CN Holding Limited

                                    Regarding

                       Shanghai T2 Entertainment Co., Ltd.



                                November 4, 2004

                                 FANGDA PARTNERS
                               22/F, Kerry Center
                             1515 Nan Jing West Road
                              Shanghai 200040, PRC


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                   Exclusive Equity Transfer Call Agreement

This Exclusive Equity Transfer Call Agreement (hereinafter this "Agreement") is entered into in Shanghai of the People's Republic of China (hereinafter "PRC") as of November 4, 2004 by and between the following Parties:

(1) Feng Tao
    Address: Building 3 Xingguo Hotel, 78 Xingguo Road, Shanghai
    Identity Card Number:  310106670509323

(2) Shanghai NewMargin Venture Capital Co., Ltd. (hereinafter "Shanghai NewMargin") Registered Address: 99 Yinqiao Road, Pudong New District, Shanghai, PRC Legal Representative: Dong Yeshun

(Feng Tao and Shanghai NewMargin hereinafter individually and collectively the "Existing Shareholder(s)");

(3) Shanghai T2 Entertainment Co., Ltd., (hereinafter "T2 Entertainment") Registered Address: 5th Floor 88 Qinjiang Road, Xuhui District,
                          Shanghai, PRC
    Legal Representative: Feng Tao

and

(4) T2CN Holding Limited (hereinafter "Company")
    Registered Address: Offices of S-HR&M Financial Services Limited of Kingston Chambers, P.O. Box 173, Road Town, Tortola, British Virgin Islands

Whereas:

(1) The Existing Shareholders are the enrolled shareholders of T2 Entertainment, legally holding all the equity of T2 Entertainment, and their contributions to and their equity shares in the registered capital of T2 Entertainment as of the date of this Agreement are as set out in Appendix I hereto.

(2) The Existing Shareholders intend to transfer to the Company, and the Company is willing to accept, all their respective equity share in T2 Entertainment, subject to PRC Law.

(3) In order to realize the above equity transfer, the Existing Shareholders agree to jointly grant the Company with an irrevocable right for equity transfer (hereinafter the "Transfer Right"), under which and to the extent as permitted by the PRC Law, the Existing Shareholders shall on demand of the Company transfer the Refined Equity (as defined below) to the Company


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     and/or any other entity or individual designated by it in accordance with the provisions contained herein.

(4) T2 Entertainment consents that the Existing Shareholders grant the Company the Transfer Right according to this Agreement.

The Parties hereby have reached the following agreement upon mutual consultations:

                             Article 1 - Definition

1.1 Except as otherwise construed in the context, the following terms in this Agreement shall be interpreted to have the following meanings:

"PRC Law" shall mean the then valid laws, administrative regulations, administrative rules, local regulations, judicial interpretations and other binding regulatory documents of the People's Republic of China.

"Refined Equity" shall mean, in respect of each of the Existing Shareholders, all its respective equity share in the T2 Entertainment Registered Capital (as defined below); and in respect of both Existing Shareholders, the equity accounting for 80% of the T2 Entertainment Registered Capital.

"T2 Entertainment Registered Capital" shall mean the registered capital of T2 Entertainment on the date of this Agreement, i.e., RMB1,000,000, and shall include any expanded registered capital as the result of any capital increase within the term of this Agreement.

"Transferred Equity" shall mean the equity of T2 Entertainment which the Company has the right to require the Existing Shareholders to transfer to it or its designated entity or individual when the Company exercises its Transfer Right (hereinafter the "Exercise of Call") in accordance with Article 3.2 herein, the amount of which may be all or part of the Refined Equity and the details of which shall be determined by the Company at its own discretion in accordance with the then valid PRC Law and from its commercial consideration.

"Transfer Price" shall mean all the considerations that the Company or its designated entity or individual is required to pay to the Existing Shareholders in order to obtain the Transferred Equity upon each Exercise of Option.

"Business Permits" shall mean any approvals, permits, filings, registrations etc. which T2 Entertainment is required to have for legally and validly operating its eight technical services in the field of computer hardware and software development and all such other businesses, including but not limited to the Business License of the Corporate Legal Person, the Tax Registration Certificate, the Permit for Operations of Value-added Telecommunication Businesses in respect of the business operations in internet information services, the filing of internet electronic announcement services, the filing of


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computer network safety and such other relevant licenses and permits as required then by PRC Laws;

"T2 Entertainment Assets" shall mean all the tangible and intangible assets which T2 Entertainment owns or has the right to use during the term of this Agreement, including but not limited to any immoveable and moveable assets, and such intellectual property rights as trademarks, copyrights, patents, proprietary know-how, domain name, software use right;

"Wholly-Owned Company" shall mean T2CN Information Technology (Shanghai) Co., Ltd., a wholly foreign owned enterprise duly incorporated and validly existing under the PRC laws, with its legal address at Suite 22301-526, Pudong Software Park, 498 Guo Shoujing Road, Pudong New District, Shanghai;

"Material Agreement" shall mean an agreement to which T2 Entertainment is a party and which has a material impact on the businesses or assets of T2 Entertainment, including but not limited to the Exclusive Technical Service and Consultancy Agreement between T2 Entertainment and the Wholly-Owned Company and other agreements regarding T2 Entertainment's business;

"Shareholding Limit" shall have the meaning stipulated in Article 3.2 of this Agreement.

"Exercise Notice" shall have the meaning stipulated in Article 3.5 of this Agreement.

"Power of Attorney" shall have the meaning stipulated in Article 3.7 of this Agreement.

"Confidential Information" shall have the meaning stipulated in Article 8.1 of this Agreement.

"Defaulting Party" shall have the meaning stipulated in Article 11.1 of this Agreement.

"Default" shall have the meaning stipulated in Article 11.1 of this Agreement.

Party's Rights shall have the meaning stipulated in Article 12.5 of this Agreement.

1.2  The references to any PRC Law herein shall be deemed

     (1) to include the references to the amendments, changes, supplements and reenactments of such law, irrespective of whether they take effect before or after the formation of this Agreement; and

     (2) to include the references to other decisions, notices or regulations enacted in accordance therewith or effective as a result thereof.

1.3 Except as otherwise stated in the context herein, all references to an Article, clause, item or paragraph shall refer to the relevant part of this


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     Agreement.

                       Article 2 - Grant of Transfer Call

2.1 The Existing Shareholders hereby separately and jointly agree to exclusively grant the Company hereby irrevocably and without any additional conditions with a Transfer Right, under which the Company shall have the right to require the Existing Shareholders to transfer the Refined Equity to the Company or its designated entity or individual in such method as set out herein and as permitted by the PRC Law. The Company also agrees to accept such Transfer Right.

2.2 T2 Entertainment hereby consents that the Existing Shareholders grant the Company such Transfer Right according to Article 2.1 above and other provisions in this Agreement.

                     Article 3 - Method for Exercise of Call

3.1 To the extent as permitted by the PRC Law, the Company shall have the absolute discretionary right to determine the specific time, method and times of its Exercise of Option.

3.2 If the then PRC Law permits the Company and/or other entity or individual designated by it to hold all the equity of T2 Entertainment, then the Company shall have the right to elect to exercise all of its Transfer Right at once, where the Company and/or other entity or individual designated by it shall accept all the Refined Equity from the Existing Shareholders at once; if the then PRC Law permits the Company and/or other entity or individual designated by it to hold only part of the equity in T2 Entertainment, the Company shall have the right to determine the amount of the Transferred Equity within the extent not exceeding the upper limit of shareholding ratio set out by the then PRC Law (hereinafter the "Shareholding Limit"), where the Company and/or other entity or individual designated by it shall accept such amount of the Transferred Equity from the Existing Shareholders. In the latter case, the Company shall have the right to exercise its Transfer Right at multiple times in line with the gradual deregulation of the PRC Law on the permitted Shareholding Limit, with a view to ultimately acquiring all the Refined Equity.

3.3 At each Exercise of Option by the Company, the Company shall have right to determine the amount of the Transferred Equity transferred by each of the Existing Shareholders to the Company and/or any other designated entity or individual in such Exercise of Option. Each of the Existing Shareholders shall transfer the Transferred Equity to the Company and/or other entity or individual designated by it respectively in accordance with the amount required by the Company. The Company and other entity or individual designated by it shall pay the Transfer Price to each of the Existing Shareholders who transferred the Transferred Equity for the Transferred Equity accepted in each Exercise of Option.


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3.4  In each Exercise of Option, the Company may accept the Transferred Equity by itself or designate any third party to accept all or part of the Transferred Equity.

3.5 On deciding each Exercise of Option, the Company shall issue to both Existing Shareholders a notice for exercising the Transfer Right (hereinafter the "Exercise Notice", the form of the Exercise Notice is set out as Appendix II hereto). The Existing Shareholders shall, upon receipt of the Exercise Notice, forthwith transfer all the Transferred Equity in accordance with the Exercise Notice in a lump sum to the Company and/or other entity or individual designated by the Company in such method as described in Article 3.3 herein.

3.6 The Existing Shareholders hereby jointly and severally undertake and guarantee that once the Company issues the Exercise Notice:

     (1) it shall immediately hold a shareholders' meeting and adopt a resolution through the shareholders' meeting, and take all other necessary actions to agree to the transfer of all the Transfer Right to the Company and/or other entity or individual designated by it at the Transfer Price;

     (2) it shall immediately enter into an equity transfer agreement with the Company and/or other entity or individual designated by it for transfer of all the Transferred Equity to the Company and/or other entity or individual designated by it at the Transfer Price; and

     (3) it shall provide the Company with necessary support (including providing and executing all the relevant legal documents, processing all the procedures for government approvals and registrations and bearing all the relevant obligations) in accordance with the requirements of the Company and of the laws and regulations, in order that the Company and/or other entity or individual designated by it may take all the Transferred Equity free from any legal defect.

3.7 At the meantime of this Agreement, both Existing Shareholders shall respectively enter into a power of attorney (hereinafter the "Power of Attorney", the form of which is set out as Appendix III hereto), authorizing in writing any person designated by the Company to, on behalf of such Existing Shareholder, to enter into any and all of the legal documents in accordance with this Agreement so as to ensure that the Company and/or other entity or individual designated by it take all the Transferred Equity free from any legal defect. Such Power of Attorney shall be delivered for custody by the Company and the Company may, at any time if necessary, require both Existing Shareholders to enter into multiple copies of the Power of Attorney respectively and deliver the same to the relevant government department.


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                           Article 4 - Transfer Price

  At each Exercise of Option by the Company, all the Transfer Price to be paid by the Company or the entity or individual designated by it to each of the Existing Shareholders shall be equal to the applicable lowest price then permitted under PRC laws.

                  Article 5 - Representations and Warranties

5.1 Each of the Existing Shareholders hereby jointly and severally represents and warrants as follows, and such representations and warrants shall be continuously valid as if made upon the transfer of the Transferred Equity:

    5.1.1 Feng Tao is a PRC citizen with full capacity, with full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

    5.1.2 Shanghai NewMargin is a limited liability corporation duly registered and validly existing under the PRC laws, with independent status as a legal person; it has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

    5.1.3 It has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

    5.1.4 This Agreement is executed and delivered by the Existing Shareholder legally and properly. This Agreement constitutes the legal and binding obligations on it and is enforceable on it in accordance with its terms and conditions.

   5.1.5 The Existing Shareholder is the enrolled legal owner of the Refined Equity as of the effective date of this Agreement, and except the rights created by this Agreement, the Equity Pledge Agreement entered into by it and the Wholly-Owned Company, and the Shareholders' Voting Rights Proxy Agreement entered into by it and the Wholly-Owned Company and T2 Entertainment, there is no lien, pledge, claim and other encumbrances and third party rights on the Refined Equity. In accordance with this Agreement, the Company and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

5.2 T2 Entertainment hereby represents and warrants as follows:

    5.2.1 T2 Entertainment is a limited liability corporation duly registered and validly existing under the PRC laws, with independent status as a


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           legal person; T2 Entertainment has full and independent legal status and legal capacity to execute, deliver and perform this Agreement, and may act independently as a litigant party.

    5.2.2 T2 Entertainment has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.

    5.2.3 This Agreement is executed and delivered by T2 Entertainment legally and properly. This Agreement constitutes legal and binding obligations on it.

    5.2.4 The Existing Shareholders are the only enrolled legal shareholders of T2 Entertainment when this Agreement comes into effect. In accordance with this Agreement, the Company and/or other entity or individual designated by it may, upon the Exercise of Option, obtain the proper title to the Transferred Equity free from any lien, pledge, claim and other encumbrances and third party rights.

    5.2.5 T2 Entertainment shall obtain complete Business Permits as necessary for its operations upon this Agreement taking effect or November 15, 2004 at the latest, and T2 Entertainment shall have sufficient rights and qualifications to operate within PRC the businesses of eight technical services in the field of computer hardware and software development, internet information, operations of network games and other business relating to its current business structure. T2 Entertainment has conducted its business legally since its establishment and has not incurred any cases which violate or may violate the regulations and requirements set forth by the departments of commerce and industry, tax, telecommunication, quality technology supervision, labor and social security and other governmental departments or any disputes in respect of breach of contract.

5.3  the Company hereby represents and warrants as follows:

     5.3.1 the Company is a company with limited liability properly registered and legally existing under the British Virgin Islands law, with an independent status as a legal person and solely taking responsibility to the extent of the issued shares. The Company has full and independent legal status and legal capacity to execute, deliver and perform this Agreement and may act independently as a litigant party.

     5.3.2 the Company has full power and authorization to execute and deliver this Agreement and all the other documents to be entered into by it in relation to the transaction referred to herein, and it has the full power and authorization to complete the transaction referred to herein.


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     5.3.3 This Agreement is executed and delivered by the Company legally and properly. This Agreement constitutes the legal and binding obligations on it.

              Article 6 - Undertakings by Existing Shareholders

The Existing Shareholders hereby individually undertake as follows:

6.1 it must take all necessary measures during the term of this Agreement to ensure that T2 Entertainment is able to obtain all the Business Permits necessary for its business in a timely manner and all the Business Permits remain in effect at any time.

6.2 Without the prior written consent by the Company during the term of this Agreement,

     6.2.1 no Existing Shareholders shall transfer or otherwise dispose of any Refined Equity or create any encumbrance or other third party rights on any Refined Equity;

     6.2.2 it shall not increase or decrease the T2 Entertainment Registered Capital;

     6.2.3 it shall not dispose of or cause the management of T2 Entertainment to dispose of any of the T2 Entertainment Assets (except as occurs during the arm's length operations);

     6.2.4 it shall not terminate or cause the management of T2 Entertainment to terminate any Material Agreements entered into by T2 Entertainment, or enter into any other Material Agreements in conflict with the existing Material Agreements;

     6.2.5 it shall not appoint or cancel or replace any executive directors, supervisors or any other management personnel of T2 Entertainment to be appointed or dismissed by the Existing Shareholders;

     6.2.6 it shall not announce the distribution of or in practice release any distributable profit, dividend or share profit or capital bonus;

     6.2.7 it shall ensure that T2 Entertainment shall validly exist and prevent it from being terminated, liquidated or dissolved;

     6.2.8 it  shall  not   amend   the   Articles   of   Association   of  T2
           Entertainment; and

     6.2.9 it shall ensure that T2 Entertainment shall not lend or borrow any money, or provide guarantee or engage in security activities in any other forms, or bear any substantial obligations other than on the


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           arm's length basis.

6.3 It must make all its efforts during the term of this Agreement to develop the business of T2 Entertainment, and ensure that the operations of T2 Entertainment are legal and in compliance with the regulations and that it shall not engage in any actions or omissions which might harm the T2 Entertainment Assets or its credit standing or affect the validity of the Business Permits of T2 Entertainment.

                 Article 7 - Undertakings by T2 Entertainment

7.1 If any consent, permission, waive or authorization by any third person, or any approval, permission or exemption by any government authority, or any registration or filing formalities (if required by laws) with any government authority shall be handled or obtained in respect of the execution and performance hereof and the grant of the Transfer Right hereunder, T2 Entertainment shall nake its best endeavour to fulfill the above conditions.

7.2 Without prior written consent by the Company, T2 Entertainment shall not assist or permit the Existing Shareholders to transfer or otherwise dispose of any Refined Equity or create any encumbrance or other third party rights on any Refined Equity.

7.3 T2 Entertainment shall not conduct or permit any behavior or activity that may adversely affect the interest of the Company under this Agreement.

                     Article 8 - Confidentiality Obligation

8.1 Notwithstanding the termination of this Agreement, the Existing Shareholders shall be obligated to keep in confidence the following information:

     (i) the execution, performance and the contents of this Agreement; (ii) the commercial secret, proprietary information and customer information in relation to the Company known to or received by it as the result of execution and performance of this Agreement; and
   (iii) the commercial secrets, proprietary information and customer information in relation to T2 Entertainment known to or received by it as the shareholder of T2 Entertainment (hereinafter collectively the "Confidential Information").

    The Existing Shareholders may use such Confidential Information only for the purpose of performing its obligations under this Agreement. No Existing Shareholders shall disclose the above Confidential Information to any third parties without the written consent from the Company, or they shall bear the default liability and indemnify the losses.

8.2 Upon termination of this Agreement, both Existing Shareholders shall, upon demand by the Company, return, destroy or otherwise dispose of all the


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    documents, materials or software containing the Confidential Information and suspend using such Confidential Information.

8.3 Notwithstanding any other provisions herein, the validity of this Article shall not be affected by the suspension or termination of this Agreement.

                          Article 9 - Term of Agreement

  This Agreement shall take effect as of the date of formal execution by the Parties, and shall terminate when all the Refined Equity is legally transferred under the name of the Company and/or other entity or individual designated by it in accordance with the provisions of this Agreement.

                               Article 10 - Notice

10.1 Any notice, request, demand and other correspondences made as required by or in accordance with this Agreement shall be made in writing and delivered to the relevant Party.

10.2 The abovementioned notice or other correspondences shall be deemed to have been delivered when it is transmitted if transmitted by facsimile or telex; it shall be deemed to have been delivered when it is delivered if delivered in person; it shall be deemed to have been delivered five (5) days after posting the same if posted by mail.

                Article 11 - Liability for Breach of Contract

11.1 The Parties agree and confirm that, if any party (hereinafter the "Defaulting Party") breaches substantially any of the provisions herein or omits substantially to perform any of the obligations hereunder, or fails substantially to perform any of the obligations under this Agreement, such a breach or omission shall constitute a default under this Agreement (hereinafter a "Default"), then non-defaulting Party shall have the right to require the Defaulting Party to rectify such Default or take remedial measures within a reasonable period. If the Defaulting Party fails to rectify such Default or take remedial measures within such reasonable period or within ten (10) days of non-defaulting Party's notifying the Defaulting Party in writing and requiring it to rectify the Default, then non-defaulting Party shall have the right at its own discretion to select any of the following remedial measures:

11.1.1 If the Defaulting Party is either the Existing Shareholders or T2 Entertainment, the Company shall be entitled to: (1) to terminate this Agreement and require the Defaulting Party to indemnify it for all the damage; (2) mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

11.1.2 If the Defaulting  Party is the Company,the  Existing  Shareholders or T2


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     Entertainment shall have right to require mandatory performance of the obligations of the Defaulting Party hereunder and require the Defaulting Party to indemnify it for all the damage.

11.2 The Parties agree and confirm that in no circumstances shall the Existing Shareholders and T2 Entertainment request the termination of this Agreement for any reason.

11.3 The rights and remedies set out herein shall be cumulative, and shall not preclude any other rights or remedies provided by law.

11.4 Notwithstanding any other provisions herein, the validity of this Article shall stand disregarding the suspension or termination of this Agreement.

                           Article 12 - Miscellaneous

12.1 This Agreement shall be prepared in the Chinese language in four (4) original copies, with each involved Party holding one (1) copy hereof.

12.2 The formation, validity, execution, amendment, interpretation and termination of this Agreement shall be subject to the Laws of the People's Republic of China.

12.3 Any disputes arising hereunder and in connection herewith shall be settled through consultations among the Parties, and if the Parties cannot reach an agreement regarding such disputes within thirty (30) days of their occurrence, such disputes shall be submitted to China International Economic and Trade Arbitration Commission Shanghai Branch for arbitration in Shanghai in accordance with the arbitration rules of such Commission, and the arbitration award shall be final and binding on all Parties.

12.4 Any rights, powers and remedies empowered to any Party by any provisions herein shall not preclude any other rights, powers and remedies enjoyed by such Party in accordance with laws and other provisions under this Agreement, and the exercise of its rights, powers and remedies by a Party shall not preclude its exercise of its other rights, powers and remedies by such Party.

12.5 Any failure or delay by a Party in exercising any of its rights, powers and remedies hereunder or in accordance with laws (hereinafter the "Party's Rights") shall not lead to a waiver of such rights, and the waiver of any single or partial exercise of the Party's Rights shall not preclude such Party from exercising such rights in any other way and exercising the remaining part of the Party's Rights.

12.6 The titles of the Articles contained herein shall be for reference only, and in no circumstances shall such titles be used in or affect the


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     interpretation of the provisions hereof.

12.7 Each provision contained herein shall be severable and independent from each of other provisions, and if at any time any one or more articles herein become invalid, illegal or unenforceable, the validity, legality or enforceability of the remaining provisions herein shall not be affected as a result thereof.

12.8 Upon execution, this Agreement shall substitute any other legal documents previously executed by the Parties on the same subject. Any amendments or supplements to this Agreement shall be made in writing and shall take effect only when properly signed by the Parties to this Agreement.

12.9 Neither Existing Shareholders or T2 Entertainment shall assign any of its rights and/or obligations hereunder to any third parties without the prior written consent of the Company, and the Company shall have the right to assign any of its rights and/or obligations hereunder to any of its designated third parties upon notice to the Existing Shareholders and T2 Entertainment.

12.10 This Agreement shall be binding on the legal successors of the Parties.




                   [The following is intended to be blank]


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                                (Execution Page)


IN WITNESS HEREOF, the following Parties have caused this Exclusive Equity Transfer Call Agreement to be executed as of the date and in the place first here above mentioned.


Feng Tao
Signature: _____________



Shanghai NewMargin Venture Capital Co., Ltd.
(Company chop)

Signature by Authorized Representative: _____________
Name:
Position: Authorized Representative


Shanghai T2 Entertainment Co., Ltd.
(Company chop)

Signature by Authorized Representative: _____________
Name:
Position: Authorized Representative


T2CN HOLDING LIMITED
(Company chop)

Signature by Authorized Representative: _____________
Name:
Position: Authorized Representative


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Appendix I:

                      Basic Information of T2 Entertainment
                   ------------------------------------------

Company Name:           Shanghai T2 Entertainment Co., Ltd.

Registered Address:     5th Floor 88 Qinjiang Road, Xuhui District, Shanghai

Registered Capital:     RMB1,000,000

Legal Representative:   Feng Tao

Equity Structure:

------------------------------------------------------------------------
Shareholder's Name         Contribution (RMB) Equity       Contribution
                                              Share           Method
------------------------------------------------------------------------
Shanghai NewMargin         RMB800,000         80%          Currency
Venture Capital Co., Ltd.
------------------------------------------------------------------------
Feng Tao                   RMB200,000         20%          Currency
------------------------------------------------------------------------
Total                      RMB1,000,000       100%              /
------------------------------------------------------------------------

Executive Director:     Feng Tao

Manager:                Wang Ji

Financial Year:         From January 1 to December 31 (Calendar Year)



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Appendix II:

                      Format of the Option Exercise Notice
                  -------------------------------------------

To:   [Name of the Existing Shareholder(s)]

As the Company and you/your company and Shanghai T2 Entertainment Co., Ltd. (hereinafter "T2 Entertainment") signed an Exclusive Equity Transfer Call Agreement as of November 4, 2004 (hereinafter the "Call Agreement"), and reached an agreement that you/your company shall transfer the equity you/your company hold in T2 Entertainment to this Company or any third parties designated by the Company on demand of the Company to the extent as permitted by the PRC Law and regulations,

The Company hereby gives this Notice to you/your Company as follows:

This Company hereby requires to exercise the Transfer Option under the Call Agreement and the Company/[name of company/individual] designated by the Company shall accept the equity you/your company hold accounting for ______% of the T2 Entertainment Registered Capital (hereinafter the "Proposed Accepted Equity"). You/Your company is required to forthwith transfer all the Proposed Accepted Equity to the Company/[name of designated company/individual] upon receipt of this Notice in accordance with the agreed terms in the Call Agreement.


Best regards,



                                                            T2CN Holding Limited
                                                                  (Company chop)

                                         Authorized Representative: ____________
                                                              Date: ____________


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Appendix III:

                         Format of the Power of Attorney



I/The company, __________________, hereby irrevocably entrust __________________ [with his/her identity card number of __________________]
, as the authorized representative of me/the company, to sign the Exclusive Equity Transfer Call Agreement and other relevant legal documents among me/the company, Shanghai T2 Entertainment Co., Ltd. and T2CN Holding Ltd. regarding the Equity Transfer of Shanghai T2 Entertainment Co., Ltd.




                             Signature: /s/ Tao Feng
                            Date: ___________________














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